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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33- 80984, 33-81002, 333-19691, 333-19693 and 333-47299).



/s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
April 29, 1998